SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  March 22, 2001
-------------------------------
(Date of earliest event reported)



                First Union Commercial Mortgage Securities, Inc.
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           (Exact name of registrant as specified in its charter)



      North Carolina                333-53266                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



          201 South College Street, Charlotte, North Carolina        28288-0166
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            (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (704) 374-6161



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Item 5.  Other Events.

            Attached are certain revised structural and collateral term sheets (the "Revised Term Sheets") correcting certain information contained in the Registrant's Form 8-K filing dated March 14, 2001, and furnished to the Registrant by Banc of America Securities LLC, Salomon Smith Barney Inc. and First Union Securities, Inc. (the "Underwriters"), the underwriters in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-53266) (the "Registration Statement"). The Registrant hereby incorporates the Revised Term Sheets by reference in the Registration Statement.

            The Revised Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Revised Term Sheets.

            Any statement or information contained in the Revised Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

      99                                    Term Sheets.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.


                                By: /s/    Timothy F. Danello
                                    --------------------------------------------
                                    Name:  Timothy F. Danello
                                    Title: Senior Vice President

Date:  March 22, 2001

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

    99                  Term Sheets                                   E